Exhibit 10.2

Execution Version

CONTRIBUTION AND REDEMPTION AGREEMENT

This Contribution and Redemption Agreement, dated April 27, 2017 (this “Agreement”), is entered into by and between Enbridge Energy Company, Inc., a Delaware corporation (“EECI”), and Enbridge Energy Partners, L.P., a Delaware limited partnership (“EEP”). The parties to this Agreement are each sometimes referred to as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, on May 8, 2013, EEP issued to EECI 48,000,000 Series 1 Preferred Units representing limited partner interests in EEP (the “Series 1 Preferred Units”) with the preferences and the relative participating, optional and other special rights, powers and duties set forth in the EEP LPA (defined below);

WHEREAS, EECI desires to contribute $1,200,000,000 to EEP (the “EECI Cash Contribution”) in exchange for the Unit Consideration (defined below);

WHEREAS, EECI desires to contribute $24,489,796.04 to EEP (the “EECI GP Cash Contribution”) in order to maintain its 2% general partner interest in EEP;

WHEREAS, EEP desires to use the proceeds of the EECI Cash Contribution to immediately repurchase and redeem in full the Series 1 Preferred Units;

WHEREAS, the parties are entering into this Agreement as a result of a strategic review process undertaken by EEP, and the transactions contemplated by this Agreement are part of several restructuring transactions being entered into on the date hereof by and between the parties and/or their respective affiliates designed to improve EEP’s business risk profile and strengthen its financial condition;

WHEREAS, a special committee of independent directors (the “Special Committee”) of the Board of Directors of Enbridge Energy Management, L.L.C. (the “Board of Directors of EEM”), as delegate of EECI, the general partner of EEP, has previously (i) received an opinion (the “Fairness Opinion”) of Robert W. Baird & Co., Inc., the financial advisor to the Special Committee, that the transactions contemplated by this Agreement are fair, from a financial point of view, to EEP and to the unaffiliated common unitholders of EEP (collectively, the “Public Unitholders”); (ii) after an evaluation of, among other things, the Fairness Opinion and the proposed terms and conditions of this Agreement and the transactions contemplated hereby, determined that the transactions contemplated by this Agreement are fair and reasonable to EEP, including the Public Unitholders; and (iii) unanimously recommended that the Board of Directors of EEM approves the transactions contemplated hereby;

WHEREAS, subsequently, the Board of Directors of EEM has approved this Agreement and the transactions contemplated hereby upon the terms and conditions set forth herein; and

WHEREAS, the respective parties have taken or caused to be taken all limited partnership or corporate action, as the case may be, required to approve the transactions contemplated by this Agreement.

NOW, THEREFORE, in consideration of the mutual undertakings and agreements set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

Article I
DEFINITIONS

Section 1.1            Definitions. The following capitalized terms shall have the meanings given below. All references to dollar amounts refer to United States dollars.

“Agreement” has the meaning assigned to such term in the preamble to this Agreement.

“Board of Directors of EEM” has the meaning assigned to such term in the recitals to this Agreement.

“Class A Units” has the meaning assigned to such term in the EEP A&R Partnership Agreement.

“Closing” means the consummation of the Transactions on the Closing Date.

“Closing Date” means April 27, 2017, unless otherwise agreed to in writing by the Parties.

“EECI” has the meaning assigned to such term in the preamble to this Agreement.

“EECI Cash Contribution” has the meaning assigned to such term in the recitals to this Agreement.

“EECI GP Cash Contribution” has the meaning assigned to such term in the recitals to this Agreement.

“EEP” has the meaning assigned to such term in the preamble to this Agreement.

“EEP LPA” means the Seventh Amended and Restated Agreement of Limited Partnership of EEP, as amended.

“EEP A&R Partnership Agreement” means the Eighth Amended and Restated Agreement of Limited Partnership of EEP in substantially the form attached hereto as Exhibit A.

“Fairness Opinion” has the meaning assigned to such term in the recitals to this Agreement.

“Governmental Authority” means any executive, legislative, judicial, regulatory or administrative agency, body, commission, department, board, court, tribunal, arbitrating body or authority of the United States or any foreign country, or any state, local or other governmental subdivision thereof.

“Law” means any statute, law, treaty, rule, code, ordinance, requirement, regulation, permit or certificate of any Governmental Authority, any interpretation of any of the foregoing by any Governmental Authority, or any binding judgment, decision, decree, injunction, writ, Order or like action of any court, arbitrator or other Governmental Authority.

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“Order” means any order, injunction, judgment, decree, ruling, writ, assessment or arbitration award of a Governmental Authority.

“Parties” has the meaning assigned to such term in the preamble to this Agreement.

“PSA” means the Purchase and Sale Agreement, dated as of April 27, 2017, by and between EEP and EECI with respect to the ownership interests owned by EEP in Midcoast Energy Partners, L.P., Midcoast Operating, L.P. and Midcoast Holdings, L.L.C.

“Public Unitholders” has the meaning assigned to such term in the recitals to this Agreement.

“Series 1 Preferred Units” has the meaning assigned to such term in the recitals to this Agreement.

“Special Committee” has the meaning assigned to such term in the recitals to this Agreement.

“Transaction Documents” means, collectively, this Agreement, the EEP A&R Partnership Agreement and any other agreements, documents and instruments to be delivered by the Parties pursuant to Article V.

“Transactions” means the transactions described in Article II.

“Unit Consideration” has the meaning assigned to such term in Section 2.1(a)(ii).

Article II
CONTRIBUTIONS AT CLOSING AND OTHER CLOSING TRANSACTIONS

Section 2.1            Contribution and Redemption.

(a)                Effective as of the Closing, and subject to the terms and conditions of this Agreement, the Parties hereby agree as follows:

(i)                 EECI shall contribute the EECI Cash Contribution to EEP as a Capital Contribution (as such term is defined in the EEP A&R Partnership Agreement);

(ii)               EECI shall contribute the EECI GP Cash Contribution to EEP as a Capital Contribution in order to maintain its 2% general partner interest in EEP;

(iii)             EEP shall issue to EECI 64,308,682 Class A Units (the “Unit Consideration”), with such rights and obligations specified in the EEP A&R Partnership Agreement, which number of Class A Units equals the quotient obtained by dividing (A) $1,200,000,000 by (B) $18.66;

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(iv)             EEP shall use the proceeds of the EECI Cash Contribution to immediately repurchase and redeem in full the Series 1 Preferred Units; and

(v)               EECI, in its capacity as general partner of EEP, shall execute and deliver the EEP A&R Partnership Agreement.

(b)               Each of EECI and EEP acknowledge and agree that, notwithstanding the repurchase and redemption described in Section 2.1(a)(iii), EEP shall repay to EECI immediately upon the consummation of the transactions contemplated by the PSA $357,250,000 as payment in full of the Payment Deferral (as such term is defined in the EEP LPA).

Article III
REPRESENTATIONS AND WARRANTIES

Section 3.1            General Representations and Warranties. Each of the Parties hereby represents and warrants that:

(a)                the execution and delivery of the Transaction Documents to which it is or will be a party have been authorized by all necessary limited partnership or corporate action, as applicable, on the part of such Party, and this Agreement constitutes, and the other Transaction Documents to be executed by such Party when executed and delivered will constitute, valid and legally binding obligations of such Party, enforceable against such Party in accordance with their respective terms, except as such enforceability may be limited by (i) bankruptcy or similar laws from time to time in effect affecting the enforcement of creditors’ rights generally or (ii) the availability of equitable remedies generally;

(b)               the execution, delivery and performance by such Party of this Agreement and the other Transaction Documents to which it will be a party will not conflict with or result in any violation of or constitute a breach of any of the terms or provisions of, or result in the acceleration of any obligation under, or constitute a default under any provision of (i) such Party’s organizational documents, (ii) any lien, encumbrance, security interest, pledge, mortgage, charge, other claim, bond, indenture, agreement, contract, permit or other instrument or obligation to which such Party is a party or is subject or by which such Party’s assets or properties are bound or (iii) any Laws applicable to such Party; and

(c)                no consent, approval, filing, notification or authorization of any Governmental Authority or third party is required for the consummation by such Party of the Transactions.

Section 3.2            Representations and Warranties of EECI. EECI represents and warrants to EEP that:

(a)                EECI has good and valid title to the Series 1 Preferred Units, and EECI is not a party to any contract, arrangement or commitment obligating EECI to sell, transfer or deliver the Series 1 Preferred Units, other than this Agreement.

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(b)               (b) the Payment Deferral equals $357,250,000 and other than the amounts payable pursuant to Sections 2.1(a)(iv) and 2.1(b), no other amounts are or will be due with respect to the Series 1 Preferred Units.

Article IV
CLOSING

Section 4.1            Closing. The Closing shall be held on the Closing Date at 3:00 p.m., local time, at the office of Latham & Watkins LLP, 811 Main Street, Suite 3700, Houston, Texas, or at such other time or place as the Parties may otherwise agree in writing.

Section 4.2            EEP Closing Obligations. At Closing, EEP shall deliver, or cause to be delivered, to EECI the following:

(a)                the Unit Consideration;

(b)               the proceeds of the EECI Cash Contribution as payment for the repurchase and redemption of the Series 1 Preferred Units; and

(c)                any other agreements, instruments and documents that are otherwise necessary and appropriate to consummate the Transactions that may be reasonably requested by EECI.

Section 4.3            EECI Closing Obligations. At Closing, EECI shall deliver, or cause to be delivered, to EEP the following:

(a)                the EECI Cash Contribution;

(b)               the EECI GP Cash Contribution;

(c)                the EEP A&R Partnership Agreement, duly executed by EECI; and

(d)               any other agreements, instruments and documents that are otherwise necessary and appropriate to consummate the Transactions that may be reasonably requested by EEP.

Article V
LIMITATIONS

Section 5.1            Disclaimer of Warranties and Representations. EXCEPT TO THE EXTENT EXPRESSLY PROVIDED IN THIS AGREEMENT, IT IS THE EXPLICIT INTENT OF EACH PARTY HERETO THAT NO PARTY IS MAKING ANY REPRESENTATION OR WARRANTY WHATSOEVER TO ANY OTHER PARTY, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE.

Section 5.2            Damages. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, EACH PARTY HEREBY AGREES THAT THE RECOVERY BY ANY PARTY HERETO OF ANY DAMAGES OR OTHER LIABILITIES SUFFERED OR INCURRED BY IT AS A RESULT OF ANY BREACH BY THE OTHER PARTY OF ANY OF ITS OBLIGATIONS UNDER THIS AGREEMENT SHALL BE LIMITED TO THE ACTUAL DAMAGES AND/OR LIABILITIES SUFFERED OR INCURRED BY THE NON-BREACHING PARTY AS A RESULT OF THE BREACH BY THE BREACHING PARTY OF ITS OBLIGATIONS HEREUNDER AND IN NO EVENT SHALL THE BREACHING PARTY BE LIABLE TO THE NON-BREACHING PARTY FOR ANY INDIRECT, CONSEQUENTIAL, SPECIAL, EXEMPLARY OR PUNITIVE DAMAGES (INCLUDING ANY DAMAGES ON ACCOUNT OF LOST PROFITS OR OPPORTUNITIES OR BUSINESS INTERRUPTION) SUFFERED OR INCURRED BY THE NON-BREACHING PARTY AS A RESULT OF THE BREACH BY THE BREACHING PARTY OF ANY OF ITS OBLIGATIONS HEREUNDER.

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Article VI
MISCELLANEOUS

Section 6.1            Headings; References; Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions of this Agreement. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including, without limitation, all Exhibits attached to this Agreement, and not to any particular provision of this Agreement. All references herein to Articles, Sections and Exhibits shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement and the Exhibits attached to this Agreement, and all such Exhibits attached to this Agreement are hereby incorporated herein and made a part hereof for all purposes. All singular nouns or pronouns shall include the plural and vice versa.

Section 6.2            Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. EEP may not assign this Agreement or any rights or obligations hereunder without the prior written consent of EECI, which consent shall not be unreasonably withheld, conditioned or delayed. EECI may not assign this Agreement or any rights or obligations hereunder without the prior written consent of EEP, which consent shall not be unreasonably withheld, conditioned or delayed.

Section 6.3            Third Party Rights. The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no other person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

Section 6.4            Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same agreement binding on the Parties.

Section 6.5            Governing Law. This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in connection with this Agreement), will be construed in accordance with and governed by the Laws of the State of Delaware without regard to principles of conflicts of laws.

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Section 6.7            Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the Laws of any Governmental Authority having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

Section 6.8            Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile transmission, or mailed by a nationally recognized overnight courier or registered or certified mail (return receipt requested), postage prepaid, to the Parties at the following addresses:

If to EECI, to:

Enbridge Inc.

3000 Fifth Avenue Place
425 – 1st Street S.W.

Calgary, Alberta
T2P 3L8 Canada
Attention: Executive Vice President and Chief Legal Officer
Facsimile: 403-231-3920

If to EEP, to:

Enbridge Energy Partners, L.P.

1100 Louisiana Street, Suite 3300
Houston, Texas 77001
Attention: Corporate Secretary
Facsimile: 713-821-2000

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IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties as of the date first written above.

ENBRIDGE ENERGY PARTNERS, L.P.

By:	ENBRIDGE ENERGY MANAGEMENT, L.L.C.,
as delegate of authority of Enbridge Energy Company, Inc., its general partner

By:	/s/ STEPHEN J. NEYLAND
Name:	Stephen J. Neyland
Title:	Vice President - Finance

ENBRIDGE ENERGY COMPANY, INC.

By:	/s/ MARK A. MAKI
Name:	Mark A. Maki
Title:	President

Signature Page – Contribution Agreement